SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 31, 2001




                           Three Rivers Bancorp, Inc.
                    -----------------------------------------

             (Exact name of registrant as specified in its charter)


         Pennsylvania                    0-29083                 25-1843375
----------------------------          -------------         -------------------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)         Identification No.)


      2681 Mosside Boulevard, Monroeville, PA.               15146-3315
     ------------------------------------------           ----------------
      (Address of principal executive officer)               (Zip code)

      Registrant's telephone number, including area code:  (412) 666-8063

Item 5:   Other Events.

On January 31, 2001 Three Rivers Bancorp, Inc. entered into an Agreement and Plan of Reorganization with The Pennsylvania Capital Bank, a Pennsylvania banking institution. Pursuant to the Agreement and Plan of Reorganization, Pennsylvania Capital Bank will be merged with and into Three Rivers Bank and Trust Company, a wholly-owned subsidiary of Three Rivers Bancorp, Inc. A copy of the Agreement and Plan of Reorganization is filed herewith as Exhibit 2.1 and a copy of the press release making such announcement is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

          (c)      Exhibits

          2.1      Agreement and Plan or Reorganization dated January 31, 2001
          99.1     Press Release dated February 1, 2001

















                               Page 2 of 4 pages

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THREE RIVERS BANCORP, INC.



                                   By: /s/ Anthony  M.V. Eramo
                                       -------------------------------------
                                       Anthony M.V. Eramo
                                       Vice President & Chief Financial Officer


Dated:   February 1, 2001














                               Page 3 of 4 pages

                                  EXHIBIT INDEX
                                  -------------

          2.1      Agreement and Plan of Reorganization dated January 31, 2001
         99.1      Press Release dated February 1, 2001


















                               Page 4 of 4 pages